UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 3, 2022
Date of Report (date of earliest event reported)

GENUINE PARTS COMPANY
(Exact name of registrant as specified in its charter)

GA		001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY,
ATLANTA,	GA		30339
(Address of principal executive offices)			(Zip Code)

(678) 934-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 3, 2022, Genuine Parts Company (the “Company”), through its wholly-owned subsidiary, Motion Industries, Inc. (“Buyer”), completed the previously announced acquisition of Ruby Holdings II, LLC (“Ruby Holdings”) pursuant to that certain interest purchase agreement (the “Purchase Agreement”), dated as of December 15, 2021, by and among the Company, Buyer, Ruby Topco LLC and Ruby Holdings. Pursuant to the Purchase Agreement, Buyer acquired 100% of the limited liability company interests of Ruby Holdings (the “Acquisition”) for a purchase price of $1.3 billion in cash, subject to customary adjustments made at closing for cash, working capital, indebtedness and transaction expenses. Ruby Holdings operates Kaman Distribution Group (“Kaman”), a power transmission, automation and fluid power industrial distributor and solutions provider with operations throughout the U.S., providing electro-mechanical products, bearings, power transmission, motion control and electrical and fluid power components to MRO and OEM customers. Headquartered in Bloomfield, CT, Kaman’s 1,700 employees serve more than 50,000 customers.

Item 7.01 Regulation FD Disclosure

On January 4, 2022, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

January 4, 2022	By:	/s/ Carol B. Yancey
Name: Carol B. Yancey
Title: Executive Vice President and CFO